SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                   -------------------------------------------


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 Date of Report
                       (Date of earliest event reported):

                                December 10, 1998

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                           THERMO ELECTRON CORPORATION
             (Exact name of Registrant as specified in its charter)


Delaware                        1-8002                    04-2209186
(State or other               (Commission              (I.R.S. Employer
jurisdiction of               File Number)             Identification Number)
incorporation or
organization)


81 Wyman Street
Waltham, Massachusetts                                           02454
Address of principal executive offices)                       (Zip Code)


                                (781) 622-1000
                         (Registrant's telephone number
                              including area code)



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      This Form 8-K contains forward-looking statements that involve a number of risks and uncertainties. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth under the heading "Forward-looking Statements" in Exhibit 13 to the Registrant's Annual Report on Form 10-K, as amended, for the year ended January 3, 1998. These include risks and uncertainties relating to: the Registrant's spinout and acquisition strategies, competition, international operations, technological change, possible changes in governmental regulations, regulatory
approval  requirements,   capital  spending  and  government  funding  policies,
dependence on intellectual property rights, and the potential impact of the year 2000 on processing date-sensitive information.

Item 5.     Other Events

      On December 10, 1998, the Registrant issued a press release regarding an update to the proposed corporate reorganization, announced on August 12, 1998, involving certain of the Registrant's subsidiaries.

      The press release stated, among other things, that (i) Thermo Coleman Corporation will not be merged into ThermoTrex Corporation, as had been announced on August 12, (ii) Thermo Sentron Inc. ("Thermo Sentron"), ONIX Systems Inc. and Metrika Systems Corporation will not be combined to form a new sensor and process control company, as had been announced on August 12, (iii) Thermedics Inc. ("Thermedics") will transfer shares of its common stock and its equity interests in its subsidiaries Thermedics Detection Inc. ("Thermedics Detection"), Thermo Sentron and Thermo Voltek Corp. to the Registrant in exchange for the Registrant's wholly owned biomedical group, (iv) Thermedics Detection and Thermo Sentron will be taken private and become wholly owned subsidiaries of the Registrant (shareholders of Thermedics Detection and Thermo Sentron will receive cash for their shares of Thermedics Detection and Thermo Sentron common stock). Thermedics Detection and Thermo Sentron will remain at the Registrant instead of being transferred to Thermo Instrument Systems Inc. ("Thermo Instrument"), as had been announced on August 12, (v) ThermoSpectra Corporation ("ThermoSpectra") will be taken private and become a wholly owned subsidiary of Thermo Instrument (shareholders of ThermoSpectra will receive cash in exchange for their shares of ThermoSpectra common stock), (vi) Thermo Power Corporation ("Thermo Power") will be taken private and become a wholly owned subsidiary of the Registrant (shareholders of Thermo Power will receive cash in exchange for their shares of Thermo Power common stock), and (vii) the public and private subsidiaries of Thermo TerraTech Inc. ("Thermo TerraTech"), ThermoRetec Corporation, The Randers Group Incorporated, and Thermo EuroTech N.V., will be consolidated into Thermo TerraTech (shareholders of each of these subsidiaries will receive common stock in Thermo TerraTech in exchange for their shares in the respective subsidiaries).

      All of these transactions are subject to numerous conditions, including establishment of prices and exchange ratios, confirmation of anticipated tax consequences, approval by the boards of directors (including their independent directors) of each of the affected majority-owned subsidiaries, negotiation and execution of definitive purchase and sale or merger agreements, clearance by the Securities and Exchange Commission of registration statements and/or proxy materials regarding the proposed transactions and, where appropriate, fairness opinions from investment banking firms. Any such transactions that will involve a public offering of securities will be made only by means of a prospectus.






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                                    SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on this 10th day of December, 1998.



                                          THERMO ELECTRON CORPORATION


                                          By:/s/ Kenneth J. Apicerno
                                             Kenneth J. Apicerno
                                             Treasurer